ASSET SALE AGREEMENT

AGREEMENT, made October 6, 2009, between Multi-view Technologies, Inc., a Delaware corporation (“Seller”), and Incredible 3D, Inc., a Delaware corporation  (“Purchaser”).

WHEREAS, Purchaser desires to acquire, and Seller desires to sell, the assets of the business known as Multi-view Technologies, Inc. as hereinafter specified, upon the terms and conditions hereinafter set forth,

NOW, THEREFORE, in consideration of the covenants and agreements hereafter set forth, and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

1.

Agreement to Sell.  Seller agrees to sell, transfer and deliver to Purchaser, and Purchaser agrees to purchase, upon the terms and conditions hereinafter set forth, the following assets of the business known as Multi-view Technologies, Inc. (collectively, the “Assets”), as more fully described in Schedule 1 hereto:

(a)

all computers and related equipment, 3d screens and all other equipment (the “Equipment”);

(b)

all 3d related software (the “Software”)

(c)

all right, title and interest of Seller’s intellectual property, including business and marketing plans, all copyrights and trademarks, all contracts and agreements made on behalf of Seller pertaining to its business and books of account, files, ledgers, vendor lists, customer records, and confidential information, papers and records pertaining to Seller’s Business. (the “Intellectual Property”);

(d)

the goodwill of the business (the “Goodwill”); and

(e)

All accounts receivable of the Seller to the date of closing and all other assets of its business, including but not limited to all inventory (“Inventory”).

Purchase Price.  The purchase price to be paid by Purchaser is $161,092.67. The purchase price is comprised of the following components:

Equipment/Software:

$14,796.00

Intellectual Property:

$146,296.67

Goodwill:

$0.00

Inventory

$0.00

The parties agree to use the foregoing allocation, which was the result of arm’s length negotiations, for purposes of all federal, state and local tax returns.

2.

Payment of Purchase Price. The Purchase Price shall be paid as follows: The Buyer shall assume the Seller’s creditor obligations in the amount of $161,092.67, as more fully described in Schedule 3 hereto. The Seller shall obtain the full consent of the described creditors in connection with this transaction.

3.

The Closing.  The “closing” means the settlement of the obligations of Seller and Purchaser to each other under this agreement, including obtaining the full consent of the described creditors as provided in Article 3 hereof and the delivery of the closing documents provided for in Article 5 hereof.  The closing shall be held on or about October 30, 2009 (the “closing date”).

4.

Closing Documents.  At the closing, Seller shall deliver to Purchaser:

(a)

An executed Bill of Sale substantially in the form of Appendix A hereto.

(b)

An executed Debt Assumption Agreement substantially in the form of Appendix B hereto.

(c)

Copies of executed resolutions duly adopted by the board of directors and shareholders of Seller authorizing the sale of the Assets and the performance by Seller of its obligations hereunder.

(d)

Such other instruments as may be necessary or proper to transfer to Purchaser all other ownership interests in the Assets to be transferred under this agreement.

6.

Creditors of Seller.  Other than with respect to the creditors described in Schedule 2 hereto, Seller agrees to unconditionally indemnify and hold Purchaser harmless against any and all claims made by the creditors of Seller.  In the event any taxing authority asserts any claim against assets to be transferred hereunder, due to Seller’s failure to pay taxes, Purchaser may pay the same and shall be entitled to a set off against any payment due under said note.

7.

Intentionally Left Blank.

8.

Representations and Warranties of Seller.  Seller represents and warrants to Purchaser as follows:

(a)

Seller is a corporation duly organized and validly existing under the laws of Delaware, is duly qualified to do business in Delaware and is in good standing.  Seller has full power and authority to conduct its business as now carried on, and to carry out and perform its undertakings and obligations as provided herein.  The execution and delivery by Seller of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Seller’s board of directors and prior to the closing date shall be duly authorized by the Seller’s shareholders and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of Seller.

(b)

No action, approval, consent or authorization of any governmental authority is necessary for Seller to consummate the transactions contemplated hereby.

(c)

Seller is the sole owner of and has good and marketable title to the Assets, free of all liens, claims and encumbrances, except as may be set forth herein.

(d)

Seller represents that Schedule 8(d) hereto contains a true and accurate list of all its creditors at the date of the execution of this contract setting forth their names, addresses and amounts due or an affidavit that there are no such creditors.

(e)

There are no violations of any law or governmental rule or regulation pending or threatened against Seller or the Assets.

(f)

There are no judgments, liens, suits, actions or proceedings pending or threatened against Seller or the Assets.

(g)

Other than described in Schedule 8(g) hereto, there are no actions, claims or disputes pending or threatened between shareholders of the Seller or between the Seller and any shareholder.

(h)

Any and all financial and other information provided to Purchaser by Seller during Purchaser’s due diligence was true and accurate as of the date given and continues to be true and accurate as of the date hereof, and Seller has had no adverse changes to it’s business or financial condition that have not been disclosed to Purchaser prior to execution hereof.

9.

Representations and Warranties of Purchaser.  Purchaser represents and warrants to Seller as follows:

(a) Purchaser has full power and authority to carry out and perform its undertakings and obligations as provided herein.

(b) No action, approval, consent or authorization of any governmental authority is necessary for Purchaser to consummate the transactions contemplated hereby.

(c)

There are no judgments, liens, suits, actions or proceedings pending or, to the best of Purchaser’s knowledge, threatened against Purchaser or his property.

10.

No Other Representations.  Purchaser acknowledges that neither Seller nor any representative or agent of Seller has made any representation or warranty (expressed or implied) regarding the Assets or the business, or any matter or thing affecting or relating to this agreement, except as specifically set forth in this agreement.  Seller shall not be liable or bound in any manner by any oral or written statement, representation, warranty, agreement or information pertaining to the Assets or the business or this agreement furnished by any broker, agent or other person, unless specifically set forth in this agreement.

11.

Intentionally Left Blank.

12.

Conditions to Closing.  The obligations of the parties to close hereunder are subject to the following conditions precedent:

(a)

All of the terms, covenants and conditions to be complied with or performed by the other parties under this agreement on or before the closing shall have been complied with or performed in all material respects.

(b)

All representations or warranties of the other parties herein are true in all material respects as of the closing date.

(c)

On the closing date, there shall be no liens or encumbrances against the Assets, except as may be provided for herein.

(d)

 The approval and consent by the respective Boards of Directors of Seller and    Purchaser of this Agreement; the required approval and consent of any government entities or regulating bodies.

If Purchaser shall be entitled to decline to close the transactions contemplated by this agreement, but Purchaser nevertheless shall elect to close, Purchaser shall be deemed to have waived all claims of any nature arising from the failure of Seller to comply with the unmet condition(s) or other provisions of this agreement of which Purchaser shall have actual knowledge at the closing.

13.

Intentionally Left Blank.

14.

Intentionally Left Blank.  .

15.

 Default.  In the event Seller defaults hereunder, Seller shall reimburse Purchaser for Purchaser’s cost for a judgment and lien search and Purchasers reasonable attorney’s fees.  In the event Purchaser defaults, Purchaser shall reimburse Seller for Sellers reasonable attorney’s fees.

16.

Brokerage.  The parties hereto represent and warrant to each other that they have not dealt with any broker or finder in connection with this agreement or the transactions contemplated hereby, and no broker or any other person is entitled to receive any brokerage commission, finder’s fee or similar compensation in connection with this agreement or the transactions contemplated hereby.  Each of the parties shall indemnify and hold the other parties harmless from and against all liability, claim, loss, damage or expense, including reasonable attorneys’ fees, pertaining to any broker, finder or other person with whom such party has dealt.

17.

Assignment.  Purchaser shall not assign this agreement without the prior written consent of Seller in each instance except to a corporate entity controlled by the Purchaser or a subsidiary of Purchaser.  Any other attempted assignment without Seller’s consent shall be null and void.  Prior to the closing, Purchaser herein shall have the right to assign this agreement to a corporation, provided that the corporation assumes all of the terms, covenants and condition of this agreement to be paid or performed by Purchaser; the Purchaser named herein shall be the majority shareholder of the corporation; the Purchaser named herein personally shall guarantee to Seller full payment and performance of all obligations arising hereunder and all other closing documents to be delivered hereunder.  No assignment shall relieve the original Purchaser from any liability hereunder.

18.

Notices.  All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or by Federal Express courier or by registered or certified mail, return receipt requested, with postage prepaid, to Seller or Purchaser and their attorneys, as the case may be at the following:

If to Buyer:

Jean M. McCormick

Incredible 3D, Inc.

2601 Annand Drive Suite 16

Wilmington Delaware 19808

With a copy to:

David M. Bovi, Esq.

David M. Bovi, P.A.

319 Clematis Street, Suite 700

West Palm Beach, Florida 33401

If to Seller:

Brad Bent-Gourley

Multi-view Technologies, Inc.

4768 Willow Glen Drive

Las Vegas, NV 89147

With a copy to:

Scott A. Mersky, Esq.

224 Datura Street, Suite 1308

West Palm Beach, Florida 33401

Any party may change the address to which notices are to be mailed by giving notice as provided herein to all other parties.

19.

Entire Agreement.  This agreement contains all of the terms agreed upon between Seller and Purchaser with respect to the subject matter hereof.  This agreement has been entered into after full investigation.  All prior oral or written statements, representations, promises, understandings and agreements of Seller and Purchaser are merged into and superseded by this agreement, which alone fully and completely expresses their agreement.

20.

Changes Must Be In Writing.  No delay or omission by either Seller or Purchaser in exercising any right shall operate as a waiver of such right or any other right.  This agreement may not be altered, amended, changed, modified, waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound.  No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

21.

Captions, Schedules and Appendices.  The captions in this agreement are for convenience only and are not to be considered in construing this agreement.  The appendices and schedules annexed to this agreement are an integral part of this agreement, and where there is any reference to this agreement it shall be deemed to include the appendices and schedules.

22.

Governing Law.  This agreement shall be governed by and construed in accordance with the laws of the State of Delaware.  If any provisions of this agreement shall be unenforceable or invalid, such unenforceability or invalidity shall not affect the remaining provisions of this agreement.

23.

Binding Effect.  This agreement shall not be considered an offer or an acceptance of an offer by Seller, and shall not be binding upon Seller until executed and delivered by both Seller and Purchaser.  Upon such execution and delivery, this agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

IN WITNESS WHEREOF, the parties have executed this agreement the date first above written.

Witnesses:

Incredible 3D, Inc.

_____________________

By:

Name:_______________

      Jean M. McCormick, President

Multi-view Technologies, Inc.

_____________________

By:

Name:________________                                    Brad Bent-Gourley, Chief Visual Officer

Schedule 1

To

Asset Sale Agreement

List of Assets

Equipment:

2 x 45” VR21 Sharp Screens

                        1 x 46” Spatial View Screen

                        2 x computers

1 x computers (undeliverable)

                        1 x 19” Monitor (undeliverable)

                        2 x Sharp Laptops (undeliverable)

Software:

2 x Visumotion Player

                        1 x Visumotion Player (undeliverable)

                        Visumotion Zlice  (undeliverable)

                        All other Visumotion software due to MVT from Visumotion GMBH

Intellectual Property:

MVT Business Plan

Goodwill:

None

Inventory:

Several minutes Playable 3D Content

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Schedule 3

To

Asset Sale Agreement

Assumed Creditor Obligations

Chief Visual Officer

Back Employment Compensation:

$91,085.00

DMBPA Attorney Fees:

$44,611.87

UCM Loans:

$23,420.11

Robert Oberosler Loans

$1,975.69

Total:

$161,092.67

Schedule 8(d)

To

Asset Sale Agreement

List of Creditor Obligations

Chief Visual Officer

Back Employment Compensation:

$91,085.00

DMBPA Attorney Fees:

$44,611.87

UCM Loans:

$23,420.11

Robert Oberosler Loans

$1,975.69

Total:

$161,092.67

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Schedule 8(g)

To

Asset Sale Agreement

List of Actions, Claims Or Disputes

Multi-View Technologies, Inc. v. Melissa Dalmau

Appendix A

Bill of Sale

BILL OF SALE

BILL OF SALE, dated October 30, 2009, from Multi-view Technologies, Inc., a Delaware corporation (the “Seller”), to Incredible 3D, Inc., a Delaware corporation (the “Buyer”).

WHEREAS, Seller has agreed to sell to Buyer, and Buyer has agreed to acquire from Seller certain assets which are set forth on Schedule 1 hereto (the “Assets”).

WHEREAS, in accordance with the Asset Purchase Agreement executed in connection herewith, Buyer has delivered to the Seller the consideration described therein.

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Seller hereby sells, assigns, transfers, conveys, and delivers to Buyer, its successors and assigns forever, all of Seller’s rights, title and interest, legal and equitable, in and to the Assets, all as the same shall exist on the date hereof.

TO HAVE AND TO HOLD the same unto Buyer, its successors, personal representatives, and assigns forever, with power at its own expense to receive, collect, enforce and sue for the same, for its own use and benefit, in any action or proceeding, in the name of the undersigned or otherwise.

The Seller  does hereby covenant that he will, at any time and from time to time, at the request of Buyer, execute and deliver to it any new or confirmatory instrument and all other and further instruments necessary or convenient to confirm and establish ownership and possession of the Assets assigned to Buyer by the terms hereof.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be signed as of the date and year above written.

By:

      Brad Bent-Gourley, Chief Visual Officer

Incredible 3D, Inc. hereby accepts this Bill of Sale, and the Assets covered hereunder, in the condition and pursuant to the terms and conditions set forth herein.

By:

      Jean M. McCormick, President

SCHEDULE 1

Schedule 1

To

Bill of Sale

List of Assets

Equipment:

2 x 45” VR21 Sharp Screens

                        1 x 46” Spatial View Screen

                        2 x computers

1 x computers (undeliverable)

                        1 x 19” Monitor (undeliverable)

                        2 x Sharp Laptops (undeliverable)

Software:

2 x Visumotion Player

                        1 x Visumotion Player (undeliverable)

                        Visumotion Zlice (undeliverable)

                        All other Visumotion software due to MVT from Visumotion GMBH

Intellectual Property:

MVT Business Plan

Goodwill:

None

Inventory:

Several minutes Playable 3D Content

Appendix B

Debt Assumption Agreement

DEBT ASSUMPTION AGREEMENT

THIS DEBT ASSUMPTION AGREEMENT is entered into on October 30, 2009 by and between Multi-view Technologies, Inc., a Delaware corporation (“Seller”); Incredible 3D, Inc., a Delaware corporation (“Purchaser”); and the undersigned creditors (collectively the “Creditors” and each a “Creditor”).

WHEREAS, Buyer and Seller have entered into an agreement of even date hereof whereby Sellers agrees to sell and Buyer agrees to purchase Seller’s assets (the “Asset Sale Agreement”).

WHEREAS, Paragraph 3 of the Asset Sale Agreement provides that on the closing, the Buyer shall assume the Seller’s creditor obligations in the amount of $161,092.67 (the “Creditor Obligations”), and that the Seller shall obtain the full consent of the Creditors in connection therewith.

WHEREAS, each Creditor consents to the Buyer’s assumption of the Creditor Obligations.

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration received by the parties, receipt of which is acknowledged:

1.

Buyer’s Debt Assumption.

On behalf of Seller, Buyer hereby agrees to assume and become fully responsible for payment of the entire amount of Creditor obligations of $161,092.67, as more fully described in paragraph 3 of the Asset Sale Agreement.

2.

Creditors’ Consent.

Each Creditor consents to the sale of the assets described in the Asset Sale Agreement by the Seller to the Buyer, and the Buyer’s assumption of the entire amount of the Creditor obligations of $161,092.67 as more fully described in paragraph 3 of the Asset Sale Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above stated.

Witness:

____________________

By:______________________

     Jean M. McCormick, President

     Incredible 3D, Inc.

_____________________

By:______________________

     Brad Bent-Gourley, Chief Visual Officer

     Multi-view Technologies, Inc

_____________________

By:______________________

     Robert Oberosler, President

     Universal Capital Management, Inc., Creditor

____________________

By:______________________

     David M. Bovi, President,

     David M. Bovi, P.A., Creditor

____________________

______________________

Brad Bent-Gourley, individually, Creditor

____________________

______________________

Robert Oberosler, individually, Creditor